SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      April 12, 2001 (April 11, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                        CHRIS-CRAFT INDUSTRIES, INC.
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           (Exact name of Registrant as specified in its charter)


        Delaware                1-2999                94-1461226
      --------------------------------------------------------------
        (State of          (Commission File No.)      (IRS Employer
      Incorporation)                              Identification Number)


                    767 Fifth Avenue, New York NY 10153
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        (Address of principal executive offices, including zip code)


                               (212) 421-0200
        -------------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
        -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5. Other Events.

     On April 11, 2001, the United States Department of Justice issued the press release included as Exhibit 99.1 hereto which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

            Exhibit 99.1 Press Release issued by the United States Department of Justice on April 11, 2001.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Chris-Craft Industries, Inc.


                                       By: /s/ Brian C. Kelly
                                           ___________________________
                                           Name:   Brian C. Kelly
                                           Title:  Senior Vice President,
                                                   General Counsel & Secretary

Date: April 12, 2001



                               EXHIBIT INDEX

  Exhibit
    No.

    99.1 Press Release issued by the United States Department of Justice on April 11, 2001.